UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23328

FLAT ROCK OPPORTUNITY FUND

(Exact name of registrant as specified in charter)

Robert K. Grunewald

Chief Executive Officer

680 S Cache Street, Suite 100

P.O. Box 7403

Jackson, WY 83001

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Copy to:

Owen J. Pinkerton, Esq.

Eversheds Sutherland (US) LLP

700 Sixth Street, NW, Suite 700

Washington, D.C. 20001-3980

(202) 383-0262

Registrant’s telephone number, including area code:

(307) 500-5200

Date of fiscal year end: December 31

Date of reporting period: January 1, 2023 – June 30, 2023

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report

June 30, 2023

Flat Rock Opportunity Fund

FLAT ROCK
GLOBAL
Where Investors Come First

Flat Rock Opportunity Fund	Shareholder Letter
June 30, 2023 (Unaudited)

Fellow FROPX Shareholders:

The Flat Rock Opportunity Fund (“the Fund”) recently reached its 5th year anniversary, with annualized returns of 10.14%. Since its inception, the Fund lagged the S&P 500’s 5-year return of 12.24% but exhibited approximately 1/3 of the volatility. Through the first half of 2023, the Fund was up 4.54%, lagging behind the S&P 500 (16.89%), Bloomberg US High Yield Index (5.38%), and Morningstar Leveraged Loan Index (+6.48%). The Fund underperformed because the required rate of return for CLO Equity remained elevated, while other markets have rallied. During the first two and a half months of 2023, the CLO Equity market rallied due to price appreciation in the underlying loans owned by the CLOs. This trend reversed in mid-March when the “mini banking crisis” occurred, but, subsequent to June 30, 2023, there has been an upswing in prices.

Fund Performance (Net)

	Year to Date Through 6/30/2023	2022 Full Year	Annualized Return Since Inception on 7/2/2018	Standard Deviation Since Inception on 7/2/2018
Flat Rock Opportunity Fund	4.54%	-2.15%	10.14%	6.76%
S&P 500 Index	16.89%	-18.11%	12.24%	22.30%
Bloomberg US High Yield Index	5.38%	-11.19%	3.41%	6.28%
Morningstar Leveraged Loan Index	6.48%	-0.77%	4.13%	3.88%

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Through July and early August 2023, market sentiment became more positive as the market began to temper its expectations of a recession and higher loan default rate environment. During the same period, the cost of AAA rated CLO Notes, as measured by the Palmer Square AAA Index, had declined from LIBOR + 1.85 % to LIBOR + 1.36%. If CLO Note rates continue to decline, we would expect to extend many of our CLO’s reinvestment periods and/or refinance certain CLO note tranches at lower rates. Both types of transactions would be accretive to equity returns.

In our CLOs, the loans are floating rate based on LIBOR or SOFR and the rate resets every one to six months. CLO Equity is floating rate, and we expect Federal Reserve rate hikes to lead to higher distributions from our CLOs.

As of June 30th, 92% of our CLOs were in their reinvestment periods, as measured by fair market value. A CLO’s loans prepay at par when the loan is refinanced, the company is acquired, or the company executes a large acquisition. During the reinvestment period, the collateral manager takes the cash inflows from loan repayments and uses them to buy new loans. While we have seen an uptick in loan prices in recent weeks, ongoing concerns over high inflation and an upcoming recession in the US have continued to suppress loan prices relative to historic norms. We believe that these discounted loan levels give our CLO managers the ability to buy loans at prices below what we would have initially expected, potentially increasing CLO equity returns over time.

Semi-Annual Report | June 30, 2023	1

Flat Rock Opportunity Fund	Shareholder Letter

June 30, 2023 (Unaudited)

Morningstar LSTA U.S. Leveraged Loan Index Price

While the CLOs in our portfolio are buying discounted loans, the majority of our CLOs benefit from CLO debt financing costs which were put in place prior to the market’s dislocation in 2022. For those CLOs, it may be advantageous for us to keep the financing rates in place until the CLO is wound up, potentially as long as six years from today.

The Fund has grown to over $300 million of assets at fair market value on June 30, 2023. We believe Fund growth has primarily been driven by investors seeking exposure to first lien, secured loans via CLO technology. However, we believe our investors also see merit in the interval fund structure. Our Fund offers investors a published daily Net Asset Value, SEC regulation and reporting, minimum 5% quarterly liquidity, and the ability to invest directly into a diversified fund using our ticker, FROPX.

As always, if you have any questions, feel free to reach out.

Sincerely,

Robert Grunewald

Chief Executive Officer and Founder

2	www.flatrockglobal.com

Flat Rock Opportunity Fund	Shareholder Letter

June 30, 2023 (Unaudited)

Glossary: Standard Deviation is a measure that provides the dispersion around a mean. The S&P 500 Index or the Standard & Poor’s 500 Index is a market-capitalization-weighted index of the 500 largest U.S. publicly traded companies. The Morningstar LSTA U.S. Leveraged Loan Index is a market value weighted index designed to capture the performance of the U.S. leveraged loan market. The Bloomberg Barclays US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes bonds from emerging markets.

Consider the investment risks, charges, and expenses of the Fund carefully before investing. Other information about the Fund may be obtained at https://flatrockglobal.com/flat-rock-opportunity-fund/. Please read it carefully.

The Fund is suitable for investors who can bear the risks associated with the Fund’s limited liquidity and should be viewed as a long -term investment. Our shares have no history of public trading, nor is it intended that our shares will be listed on a national securities exchange at this time, if ever. No secondary market is expected to develop for our shares; liquidity for our shares will be provided only through quarterly repurchase offers for no less than 5% of and no more than 25% of our shares at net asset value, and there is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. Due to these limited restrictions, an investor should consider an investment in the Fund to be of limited liquidity. Investing in our shares may be speculative and involves a high degree of risk, including the risks associated with leverage. Investing in the Fund involves risks, including the risk that shareholders may lose part or all of their investment. We intend to invest primarily in the equity and, to a lesser extent, in the junior debt tranches of CLOs that own a pool of senior secured loans. Our investments in the equity and junior debt tranches of CLOs are exposed to leveraged credit risk. Investments in the lowest tranches bear the highest level of risk. We may pay distributions in significant part from sources that may not be available in the future and that are unrelated to our performance, such as a return of capital or borrowing. The amount of distributions that we may pay, if any, is uncertain. Alps Distributors Inc. serves as our principal underwriter, within the meaning of the 1940 Act, and will act as the distributor of our shares on a best efforts basis, subject to various conditions.

Semi-Annual Report | June 30, 2023	3

Flat Rock Opportunity Fund	Portfolio Update

June 30, 2023 (Unaudited)

INVESTMENT OBJECTIVE

Flat Rock Opportunity Fund’s (the “Fund”) investment objective is to generate current income and, as a secondary objective, long-term capital appreciation.

PERFORMANCE as of June 30, 2023

		Average Annual Returns
	6 Month	1 Year	3 Year	Since Inception(1)
Flat Rock Opportunity Fund(2)(7)	4.54%	5.17%	17.58%	10.14%
S&P BDC Total Return Index(3)	12.48%	14.67%	20.05%	8.12%
S&P 500 Index(4)	16.89%	19.59%	14.60%	12.24%
Bloomberg U.S. Corporate High Yield Bond Index(5)	5.38%	9.06%	3.13%	3.41%
Morningstar LSTA U.S. Leveraged Loan Index(6)	6.48%	9.06%	6.31%	4.13%

(1)	The Fund commenced operations on July 2, 2018.
(2)	Performance returns are net of management fees and other Fund expenses.
(3)	The S&P BDC Total Return Index is designed to track leading business development companies (“BDCs”) that trade on major U.S. exchanges. The Fund no longer believes that the S&P BDC Total Return Index provides a meaningful performance comparison, and will remove this index from the Fund’s performance table in the next annual report.

(4)	The Standard & Poor’s 500 Stock Index (S&P 500) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 large-capitalization stocks primarily traded on the New York Stock Exchange.

(5)	The Bloomberg U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market.
(6)	The Morningstar LSTA U.S. Leveraged Loan Index (formerly the S&P LSTA Leveraged Loan Index) is a market value weighted index designed to capture the performance of the U.S. leveraged loan market.

(7)	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the Financial Highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, if repurchased, may be worth more or less than their original cost. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions. Investors cannot invest directly in an index.

Flat Rock Opportunity Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. The Fund is suitable only for investors who can bear the risks associated with the Fund’s limited liquidity and should be viewed as a long-term investment. The Fund’s shares have no history of public trading, nor is it intended that its shares will be listed on a national securities exchange at this time, if ever. Investing in the Fund’s shares may be speculative and involves a high degree of risk, including the risks associated with leverage. Investing in the Fund involves risk, including the risk that shareholders may receive little or no return on their investment or that shareholders may lose part or all of their investment. The Fund intends to invest primarily in the equity and, to a lesser extent, in the junior debt tranches of CLOs that own a pool of senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated. The Fund’s investments in the equity and junior debt tranches of CLOs are exposed to leveraged credit risk. Investments in the lowest tranches bear the highest level of risk. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to its performance, such as a return of capital or borrowings. The amount of distributions that the Fund may pay, if any, is uncertain.

4	www.flatrockglobal.com

Flat Rock Opportunity Fund	Portfolio Update

June 30, 2023 (Unaudited)

ASSET ALLOCATION as of June 30, 2023^

^	Holdings are subject to change.

Percentages are based on total assets of the Fund.

TOP TEN HOLDINGS* as of June 30, 2023

% of Total Investments**
Brightwood CLO Warehouse	7.45%
Woodmont 2022-9 Trust	5.76%
Churchill Middle Market CLO III, Ltd.	5.48%
Great Lakes CLO 2014-1, Ltd.	4.92%
Lake Shore MM CLO V LLC	4.15%
TCP Whitney CLO, Ltd.	3.25%
Blackrock Mt Hood CLO X LLC	3.17%
Monroe Capital MML CLO VII, Ltd.	3.16%
TCW CLO 2021-2, Ltd.	3.13%
New Mountain CLO 1, Ltd.	2.87%
43.34%

*	Holdings are subject to change and exclude cash equivalents. Holdings are presented on an individual security basis and may not reflect the Fund’s total holdings with respect to one issuer.

**	Percentages are based on the fair value of total investments of the Fund.

Semi-Annual Report | June 30, 2023	5

Flat Rock Opportunity Fund	Portfolio Update

June 30, 2023 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares at the NAV of $20.00 on July 2, 2018 (commencement of operations) and tracking its progress through June 30, 2023.

The hypothetical $10,000 investment at inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly. Performance quoted does not include a deduction for taxes that a shareholder would pay on the repurchase of fund shares.

6	www.flatrockglobal.com

Flat Rock Opportunity Fund	Schedule of Investments
June 30, 2023 (Unaudited)

				Principal
	Rate		Maturity	Amount	Value
COLLATERALIZED LOAN OBLIGATIONS EQUITY(a)(b)(d)(e)- 117.19%
Allegro CLO XIV, Ltd., Subordinated Notes	10.65	%(f)	10/15/2034	$9,000,000	$5,472,651
ALM 2020, Ltd., Subordinated Notes	0.00	%(f)	10/15/2029	8,000,000	2,868,584
Apidos CLO XXXIII, Subordinated Notes	16.39	%(f)	10/24/2034	4,000,000	2,877,848
Ares LIX CLO, Ltd., Subordinated Notes	9.91	%(f)	04/25/2034	8,000,000	5,511,150
Bain Capital Credit CLO 2021-3, Ltd., Subordinated Notes	9.25	%(f)	07/24/2034	8,000,000	5,109,362
Barings Middle Market CLO Ltd 2021-I, Subordinated Notes	20.48	%(f)	07/20/2033	3,240,000	3,055,387
Benefit Street Partners CLO XXV, Ltd., Subordinated Notes	11.67	%(f)	01/15/2035	9,246,257	6,731,485
BlackRock Baker CLO 2021-1, Ltd., Class VDN	21.71	%(f)	01/15/2034	7,347,140	3,421,637
BlackRock Elbert CLO V LLC, Subordinated Notes	16.90	%(f)	06/15/2034	6,500,000	5,639,323
BlackRock Maroon Bells CLO XI LLC, Subordinated Notes	14.12	%(f)	10/15/2034	7,643,312	3,171,952
Blackrock Mt Hood CLO X LLC, Class VDN	18.82	%(f)	04/20/2035	20,600,000	9,434,800
Brightwood CLO Warehouse(g)	11.00	%(f)	12/31/2032	23,125,000	22,176,875
Churchill Middle Market CLO III, Ltd., Subordinated Notes	11.08	%(f)	10/24/2033	21,500,000	16,275,543
Churchill Middle Market CLO IV, Ltd., Subordinated Notes	9.67	%(f)	01/23/2032	7,000,000	4,193,534
Dryden 33 Senior Loan Fund, Subordinated Notes	0.00	%(f)	04/15/2029	10,000,000	10,999
Dryden 76 CLO, Ltd., Subordinated Notes	4.89	%(f)	10/20/2034	11,300,000	6,776,588
Dryden 92 CLO, Ltd., Subordinated Notes	8.07	%(f)	11/20/2034	10,000,000	6,047,326
Great Lakes CLO 2014-1, Ltd., Subordinated Notes	13.18	%(f)	10/15/2029	26,740,000	14,654,762
KKR CLO 31, Ltd., Subordinated Notes	14.66	%(f)	04/20/2034	6,000,000	4,543,301
Lake Shore MM CLO V LLC, Subordinated Notes	15.86	%(f)	10/15/2034	22,400,000	12,364,634

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2023	7

Flat Rock Opportunity Fund	Schedule of Investments
June 30, 2023 (Unaudited)

				Principal
	Rate		Maturity	Amount	Value
LCM 32, Ltd., Subordinated Notes	7.25	%(f)	07/20/2034	6,000,000	3,642,765
LCM 34, Ltd., Income Notes	8.41	%(f)	10/20/2034	8,696,000	5,380,940
Maranon Loan Funding 2021-3, Ltd., Subordinated Notes	21.91	%(f)	01/15/2034	10,000,000	3,937,659
Marble Point CLO XVIII, Ltd., Income Notes	9.62	%(f)	10/15/2034	5,000,000	2,837,668
Marble Point CLO XX, Ltd., Income Notes	8.70	%(f)	04/23/2034	6,000,000	3,243,091
New Mountain CLO 1, Ltd., Subordinated Notes	14.59	%(f)	10/15/2034	$10,520,364	$8,533,305
Oaktree CLO 2019-2, Ltd., Subordinated Notes	19.05	%(f)	04/15/2031	5,000,000	2,195,933
Oaktree CLO 2019-4, Ltd., Subordinated Notes	12.37	%(f)	10/20/2032	9,000,000	5,429,645
OCP CLO 2020-20, Ltd., Subordinated Notes	13.66	%(f)	10/09/2033	6,000,000	4,131,256
Regatta Echo CLO Warehouse(g)(h)	17.30	%(f)	05/12/2024	5,600,000	5,600,000
Sixth Street CLO XXI, Ltd., Subordinated Notes	4.34	%(f)	10/15/2035	2,500,000	1,497,781
Symphony CLO 30, Ltd., Subordinated Notes	5.59	%(f)	04/20/2035	9,227,500	8,138,548
TCP Whitney CLO, Ltd., Subordinated Notes	19.69	%(f)	08/20/2033	11,500,000	7,046,962
TCP Whitney CLO, Ltd., Subordinated Notes, Class SUB2	15.23	%(f)	08/20/2033	3,575,762	2,622,419
TCW CLO 2021-2, Ltd., Income Notes	12.23	%(f)	07/25/2034	7,000,000	4,303,071
TCW CLO 2021-2, Ltd., Subordinated Notes	12.17	%(f)	07/25/2034	8,125,000	4,995,007
Voya CLO 2021-1, Ltd., Income Notes	10.24	%(f)	07/15/2034	6,960,000	4,968,322
Voya CLO 2022-1, Ltd., Subordinated Notes	11.80	%(f)	04/20/2035	8,000,000	6,073,937
Woodmont 2022-9 Trust, Subordinated Notes	19.67	%(f)	04/25/2034	17,155,000	17,156,546
TOTAL COLLATERALIZED LOAN OBLIGATIONS EQUITY (Cost $274,218,781)					$242,072,596

See Notes to Financial Statements.
8	www.flatrockglobal.com

Flat Rock Opportunity Fund	Schedule of Investments
June 30, 2023 (Unaudited)

			Principal
	Rate	Maturity	Amount	Value
COLLATERALIZED LOAN OBLIGATIONS DEBT(b)(c)(d)(e)- 24.97%
Brightwood Capital MM CLO 2020-1, Ltd., Class ER	3M US SOFR + 8.72%	01/15/2031	6,500,000	6,189,896
Canyon Capital CLO 2017-1, Ltd., Class E	3M US L + 6.25%	07/15/2030	2,000,000	1,663,864
Monroe Capital MML CLO 2017-1, Ltd., Class E	3M US SOFR + 7.35%	04/22/2029	2,490,000	2,389,946
Monroe Capital MML CLO IX, Ltd., Class E	3M US SOFR + 8.70%	10/22/2031	1,625,000	1,564,992
Monroe Capital MML CLO VII, Ltd., Class E	3M US SOFR + 7.25%	11/22/2030	$10,000,000	$9,418,505
Monroe Capital MML CLO XII, Ltd., Class E	3M US L + 7.85%	09/14/2033	2,000,000	1,792,231
Monroe Capital MML CLO XIV LLC, Class E	3M US SOFR + 10.02%	10/24/2034	6,000,000	5,897,083
Mount Logan Funding 2018-1 LP, Class ER	3M US SOFR + 8.72%	01/22/2033	4,250,000	3,963,027
Mountain View CLO X, Ltd., Class F	3M US L + 6.35%	10/13/2027	3,652,174	3,347,229
NewStar Fairfield Fund CLO, Ltd., Class DN	3M US L + 7.38%	04/20/2030	3,000,000	2,753,664
Octagon Investment Partners XV, Ltd.(i), Class ER	3M US L + 7.00%	07/19/2030	2,885,000	2,436,029
OZLM VI, Ltd., Class DS	3M US L + 6.05%	04/17/2031	3,000,000	2,284,096
OZLM XX, Ltd., Class D	3M US L + 5.80%	04/20/2031	3,500,000	2,647,700
Sound Point CLO XVI, Ltd., Class E	3M US L + 6.10%	07/25/2030	5,450,000	3,713,133
VOYA CLO 2017-2, Class D	3M US L + 6.02%	06/07/2030	1,925,000	1,527,055
TOTAL COLLATERALIZED LOAN OBLIGATIONS DEBT (Cost $51,992,460)				$51,588,450

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2023	9

Flat Rock Opportunity Fund	Schedule of Investments
June 30, 2023 (Unaudited)

	Rate		Shares	Value
SHORT TERM INVESTMENTS(b) - 1.69%
Money Market Fund - 1.69%
First American Government Obligations Fund	(7 Day Yield 5.00%	)	3,500,488	$3,500,488

TOTAL SHORT TERM INVESTMENTS (Cost $3,500,488)				$3,500,488

TOTAL INVESTMENTS - 143.84% (Cost $329,711,729)				$297,161,534
LIABILITIES IN EXCESS OF OTHER ASSETS - (43.84)%				(90,589,902)
NET ASSETS - 100.00%				$206,571,632

(a)	Collateralized Loan Obligations (“CLO”) equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the CLO equity positions are updated generally once a quarter or on a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. Total fair value of the securities is $242,072,596, which represents 117.19% of net assets as of June 30, 2023.

(b)	All or a portion of the security has been pledged as collateral in connection with the credit facility with certain funds and accounts managed by Eagle Point Credit Management, LLC (the “Credit Facility”). At June 30, 2023, the value of securities pledged amounted to $297,161,534, which represents approximately 143.85% of net assets.
(c)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at June 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread are included in the description above.
(d)	The level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(e)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities are not restricted and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $293,661,046, which represents 142.16% of net assets as of June 30, 2023.

(f)	Estimated yield.

(g)	Positions represent investments in a warehouse facility, which is a financing structure intended to aggregate loans that may be used to form the basis of a CLO position.
(h)	As of June 30, 2023 the Fund has commitments related to its investment in this CLO (See Note 12).

(i)	Purchase of security was settled after June 30, 2023.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

Reference Rates:

3M US L - 3 Month LIBOR as of June 30, 2023 was 5.55%

3M US SOFR - 3 Month SOFR as of June 30, 2023 was 5.00%

See Notes to Financial Statements.
10	www.flatrockglobal.com

Flat Rock Opportunity Fund	Statement of Assets and Liabilities
June 30, 2023 (Unaudited)

ASSETS:
Investments, at fair value (Cost: $329,711,729)	$297,161,534
Cash and cash equivalents	59,029
Interest receivable	10,292,595
Fee rebate	549,451
Receivable for fund shares sold	382,671
Prepaid loan commitment fees	297,912
Receivable for securities sold	75,684
Prepaid expenses and other assets	14,177
Total Assets	308,833,053

LIABILITIES:
Credit Facility, net (see Note 9)	53,000,000

Mandatorily redeemable preferred stock (net of deferred financing costs of $(722,555)(a)	44,277,445
Payable for securities purchased	2,376,168
Incentive fee payable	1,397,029
Accrued interest expense	535,890
Management fee payable	346,581
Distributions payable on redeemable preferred stock	117,536
Other accrued expenses	116,602
Payable for fund accounting and administration fees	31,453
Payable for audit and tax service fees	28,932
Payable to transfer agent	22,932
Payable to trustees and officers	6,428
Payable for custodian fees	4,425
Total Liabilities	102,261,421
Net Assets	$206,571,632

NET ASSETS CONSIST OF:
Paid-in capital	$228,491,595
Total distributable earnings	(21,919,963)
Net Assets	$206,571,632

PRICING OF SHARES:
Net Assets	$206,571,632
Shares of beneficial interest outstanding (Unlimited number of shares, at $0.001 par value per share)	11,334,113
Net Asset Value Per Share and Offering Price Per Share	$18.23

(a)	$10,000 liquidation value per share. 4,500 shares authorized, issued and outstanding.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2023	11

Flat Rock Opportunity Fund	Statement of Operations
For the Six Months Ended June 30, 2023 (Unaudited)

INVESTMENT INCOME:
Interest income	$23,208,182
Dividend income	204,403
Total Investment Income	23,412,585

EXPENSES:
Incentive fees	2,547,647
Management fees	2,060,565
Interest on credit facility	1,653,210
Distributions on redeemable preferred stock	1,326,453
Excise tax expenses	350,462
Accounting and administration fees	216,965
Transfer agent fees and expenses	203,161
Loan issuance costs	120,903
Audit and tax service fees	60,683
Amortization of deferred financing costs	59,558
Legal fees	40,483
Registration expenses	20,682
Printing expenses	18,622
Custodian expenses	14,919
Compliance expenses	13,409
Insurance expenses	8,645
Trustee expenses	5,014
Miscellaneous expenses	41,994
Total Expenses	8,763,375
Net Investment Income	14,649,210

REALIZED AND UNREALIZED GAIN/LOSS:
Net realized gain on:
Investments	68,344
Net change in unrealized appreciation/depreciation on:
Investments	(5,778,072)
Net Realized and Unrealized Loss on Investments	(5,709,728)
Net Increase in Net Assets Resulting from Operations	$8,939,482

See Notes to Financial Statements.
12	www.flatrockglobal.com

Flat Rock Opportunity Fund	Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$14,649,210	$27,950,583
Net realized gain/(loss)	68,344	(246,029)
Net change in unrealized depreciation	(5,778,072)	(31,682,221)
Net increase/(decrease) in net assets resulting from operations	8,939,482	(3,977,667)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions paid	(14,568,872)	(27,263,603)
Decrease in net assets from distributions to shareholders	(14,568,872)	(27,263,603)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	33,223,918	80,306,150
Reinvestment of distributions	4,850,875	8,740,818
Cost of shares repurchased	(18,052,049)	(31,341,471)
Net increase in net assets from capital share transactions	20,022,744	57,705,497

Net Increase in Net Assets	14,393,354	26,464,227

NET ASSETS:
Beginning of period	192,178,278	165,714,051
End of period	$206,571,632	$192,178,278

OTHER INFORMATION:
Share Transactions:
Shares sold	1,777,384	3,949,182
Shares issued in reinvestment of distributions	261,018	429,245
Shares repurchased	(970,771)	(1,572,224)
Net increase in shares outstanding	1,067,631	2,806,203

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2023	13

Flat Rock Opportunity Fund	Statement of Cash Flows
For the Six Months Ended June 30, 2023 (Unaudited)

CASH FLOWS RESULTING FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$8,939,482
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investment securities	(31,801,230)
Proceeds from sale of investment securities	8,788,775
Purchase of short-term investment securities	(1,876,858)
Amortization of premium and accretion of discount on investments, net	1,225,166
Net realized (gain) on:
Investments	(68,344)
Net change in unrealized appreciation on:
Investments	5,778,072
(Increase)/Decrease in assets:
Interest receivable	(394,180)
Prepaid loan commitment fees	120,902
Fee rebate	(40,877)
Prepaid expenses and other assets	153,510
Increase/(Decrease) in liabilities:
Deferred financing costs on redeemable preferred stock	59,558
Accrued interest expense	30,223
Incentive fee payable	387,738
Management fee payable	5,535
Payable for fund accounting and administration fees	(5,137)
Payable to counterparties	(159,500)
Payable for custodian fees	(586)
Payable for audit and tax service fees	(50,817)
Payable to transfer agent	(31,713)
Distributions payable on redeemable preferred stock	(8,547)
Payable to trustees and officers	6,428
Payable for excise tax	(356,111)
Other accrued expenses	71,079
Net cash used in operating activities	(9,227,432)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	33,056,507
Cost of shares repurchased	(18,052,049)
Borrowings on credit facility	8,000,000
Payments on credit facility	(4,000,000)
Cash distributions paid	(9,717,997)
Net cash provided by financing activities	9,286,461
Net increase in cash	59,029
Cash, beginning of period	$–
Cash, end of period	$59,029
Non-cash financing activities not included herein consist of:
Reinvestment of dividends and distributions:	$4,850,875
Cash paid for interest on credit facility during the period was:	$1,622,987
Cash paid for interest on mandatory redeemable preferred stock:	$1,335,000

See Notes to Financial Statements.
14	www.flatrockglobal.com

Flat Rock Opportunity Fund	Financial Highlights
For a share outstanding throughout the periods presented

	For the Six Months Ended June 30, 2023 (Unaudited)		For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to December 31, 2018
Net asset value - beginning of period	$18.72		$22.21	$19.70	$19.48	$19.06	$20.00
Income/(loss) from investment operations:
Net investment income(a)	1.33		3.05	3.03	2.16	2.16	0.99
Net realized and unrealized gain/(loss) on investments(a)	(0.49)		(3.54)	1.61	0.24	0.26	(1.26)
Total income/(loss) from investment operations	0.84		(0.49)	4.64	2.40	2.42	(0.27)

Less distributions:
From net investment income	(1.33)		(2.92)	(2.12)	(2.18)	(2.00)	(0.67)
From net realized gain on investments	–		(0.08)	(0.01)	–	–	–
Total distributions	(1.33)		(3.00)	(2.13)	(2.18)	(2.00)	(0.67)
Net increase/(decrease) in net asset value	(0.49)		(3.49)	2.51	0.22	0.42	(0.94)
Net asset value - end of period	$18.23		$18.72	$22.21	$19.70	$19.48	$19.06
Total Return(b)	4.54	%(c)	(2.49)%	24.30%	14.50%	13.24%	(1.44	)%(c)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$206,572		$192,178	$165,714	$79,175	$45,007	$16,262
Ratios to Average Net Assets (including interest on credit facility and distributions on redeemable preferred stock)(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	8.59	%(e)	8.73%	7.62%	5.23%	3.67%	0.89	%(e)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	8.59	%(e)	8.73%	7.62%	5.37%	4.93%	7.51	%(e)
Ratio of net investment income to average net assets including fee waivers and reimbursements	14.37	%(e)	14.94%	13.92%	12.37%	11.02%	9.99	%(e)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements	14.37	%(e)	14.94%	13.92%	12.23%	9.76%	3.36	%(e)

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2023	15

Flat Rock Opportunity Fund	Financial Highlights
For a share outstanding throughout the periods presented

	For the Six Months Ended June 30, 2023 (Unaudited)		For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to December 31, 2018
Ratios to Average Net Assets (excluding interest on credit facility and distributions on redeemable preferred stock)(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	5.67%		5.78%	5.61%	4.53%	N/A	N/A
Ratio of expenses to average net assets excluding fee waivers and reimbursements	5.67%		5.78%	5.61%	4.67%	N/A	N/A
Ratio of net investment income to average net assets including fee waivers and reimbursements	17.29%		17.89%	15.92%	13.07%	N/A	N/A
Ratio of net investment income to average net excluding fee waivers and reimbursements	17.29%		17.89%	15.92%	12.93%	N/A	N/A
Portfolio turnover rate	3	%(c)	19%	99%	43%	52%	131	%(c)
Credit Facility:
Aggregate principal amount, end of period (000s):	53,000		49,000	37,000	21,890	–	–
Asset coverage, end of period per $1,000:(f)	4,908		4,932	5,505	4,627	–	–
Redeemable Preferred Stock:
Liquidation value, end of period (000s):	45,000		45,000	25,000	–	–	–
Asset coverage, end of period per $1,000:(g)	3,130		3,044	3,690	–	–	–

(a)	Based on average shares outstanding during the period.

(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.

(d)	Interest expense relates to the Fund’s Credit Facility (see Note 9) and includes amortization of debt issuance costs as well as distributions on mandatorily redeemable preferred stock (see Note 10).

(e)	Annualized.

(f)	Calculated by subtracting the Fund’s total liabilities (excluding the Credit Facility and accumulated unpaid interest on Credit Facility) from the Fund’s total assets and dividing by the outstanding Credit Facility balance.

(g)	Calculated by subtracting the Fund’s total liabilities (excluding the liquidation value of the Mandatorily Redeemable Preferred Stock including distributions payable on Mandatorily Redeemable Preferred Stock and the Credit Facility and accumulated unpaid interest on Credit Facility) from the Fund’s total assets and dividing by the liquidation value of the Mandatorily Redeemable Preferred Stock and the outstanding Credit Facility balance.

See Notes to Financial Statements.
16	www.flatrockglobal.com

Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2023 (Unaudited)

1. ORGANIZATION

Flat Rock Opportunity Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as a non-diversified, closed-end management investment company. The shares of beneficial interest of the Fund (the “Shares”) are continuously offered under Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act, and has adopted a fundamental policy to conduct quarterly repurchase offers at net asset value (“NAV”).

The Fund’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation.

The Fund was formed as a Delaware statutory trust on February 12, 2018 and operates pursuant to a Second Amended and Restated Agreement and Declaration of Trust governed by and interpreted in accordance with the laws of the State of Delaware. The Fund had no operations from that date to July 2, 2018, other than those related to organizational matters and the registration of its shares under applicable securities laws.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company under U.S. GAAP and follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946.

Use of Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

Preferred Shares: In accordance with ASC 480-10-25, the Fund’s mandatorily redeemable preferred stock have been classified as debt on the Statement of Assets and Liabilities. Refer to “Note 10. Mandatorily Redeemable Preferred Stock” for further details.

Security Valuation: The Fund records its investments at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below. The Fund determines the NAV of its shares daily as of the close of regular trading (normally, 4:00 p.m., Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for business.

Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade.

Semi-Annual Report | June 30, 2023	17

Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2023 (Unaudited)

Short-term debt securities having a remaining maturity of 60 days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts, which approximates fair value.

The Fund’s Board of Trustees (the “Board”) is responsible for the valuation of the Fund’s portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. Rule 2a-5 under the 1940 Act sets forth the requirements for determining fair value in good faith. Determining fair value in good faith requires (i) assessment and management of risks, (ii) establishment of fair value methodologies, (iii) testing of fair value methodologies, and (iv) evaluation of pricing services. The Board is responsible for fair value determination. The day-to-day implementation of the Fund’s fair valuation process is performed by Flat Rock Global, LLC (the “Adviser”), under the oversight and supervision of the Board, as described throughout these policies and procedures. The Adviser is not considered a valuation designee for purposes of the Valuation Rule.

It is the policy of the Fund to value its portfolio securities using market quotations when readily available. For purposes of this policy, a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. If market quotations are not readily available, securities or other assets will be valued at their fair market value as determined using the valuation methodologies approved by the Board.

The Fund primarily invests in the equity and, to a lesser extent, in the junior debt tranches of collateralized loan obligations (“CLOs”). In valuing such investments, the Adviser considers a number of factors, including: 1) the indicative prices provided by a recognized, independent third-party industry pricing service, and the implied yield of such prices; 2) recent trading prices for specific investments; 3) recent purchases and sales known to the Adviser in similar securities; 4) the indicative prices for specific investments and similar securities provided by the broker who arranges transactions in such CLOs; and 5) the Adviser’s own models, which will incorporate key inputs including, but not limited to, assumptions for future loan default rates, recovery rates, prepayment rates, and discount rates - all of which are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions, as well as those of the Adviser. While the use of an independent third-party industry pricing service can be a source for valuing its CLO investments, the Adviser will not use the price provided by a third-party service if it believes that the price does not accurately reflect fair value, and will instead utilize another methodology outlined above to make its own assessment of fair value.

The Fund may also invest directly in senior secured loans of U.S. middle-market companies (“Senior Loans”) (either in the primary or secondary markets). The Fund’s Senior Loans are valued without accrued interest, and accrued interest is reported as income in the Fund’s statement of operations.

Certain of the Senior Loans held by the Fund will be broadly syndicated loans. Broadly syndicated loans will be valued by using readily available market quotations or indicative market quotations provided by an independent, third-party pricing service.

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Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2023 (Unaudited)

For each Senior Loan held by the Fund, that is either: 1) not a broadly syndicated loan; or 2) is a broadly-syndicated loan but has limited liquidity such that the Adviser determines that readily available or indicative market quotations do not reflect fair value, the Adviser will employ the methodology it deems most appropriate to fair value the Senior Loan. For the period before such a Senior Loan begins providing quarterly financial updates, the Senior Loan’s fair value will usually be listed as the cost at which the Fund purchased the Senior Loan. For all other such Senior Loans, the Adviser will fair value each of these on a quarterly basis after the underlying portfolio company has reported its most recent quarterly financial update. These fair value calculations involve significant professional judgment by the Adviser in the application of both observable and unobservable attributes, and it is possible that the fair value determined for a Senior Loan may differ materially from the value that could be realized upon the sale of the Senior Loan. There is no single standard for determining the fair value of an investment. Accordingly, the methodologies the Adviser may use to fair value the Senior Loan may include: 1) fair values provided by an independent third-party valuation firm; 2) mark-to-model valuation techniques; and 3) matrix pricing.

For each Senior Loan that is either: 1) not a broadly syndicated loan; or 2) is a broadly-syndicated loan but has limited liquidity such that the Adviser determines that readily available or indicative market quotations do not reflect fair value, the Adviser may adjust the value of the Senior Loan between quarterly valuations based on changes in the capital markets. To do this, as a proxy for discount rates and market comparables, the Adviser may look to the Morningstar LSTA U.S. Leveraged Loan 100 Index (the “LSTA Index”). The LSTA Index is an equal value-weighted index designed to track the performance of the largest U.S. leveraged loan facilities. The LSTA Index is comprised of senior secured loans denominated in U.S. dollars that meet certain selection criteria. If there are significant moves in the LSTA Index, the Adviser may adjust the value of the Senior Loan using its discretion.

In addition, the values of the Fund’s Senior Loans may be adjusted daily based on changes to the estimated total return that the asset will generate. The Adviser will monitor these estimates and update them as necessary if macro or individual changes warrant any adjustments.

Federal Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, the Fund will generally not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that are timely distributed to shareholders. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute at least 90% of its investment company taxable income each year to its shareholders.

As of and during the six months ended June 30, 2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses on the Statement of Operations. During the year ended June 30, 2023, the Fund did not incur any interest or penalties.

Semi-Annual Report | June 30, 2023	19

Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2023 (Unaudited)

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes. Interest income from investments in the “equity” tranche of CLO funds will be recorded based upon an estimate of an effective yield to expected maturity utilizing assumed cash flows.

Distributions to Shareholders: The Fund normally pays dividends, if any, monthly, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and interest income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year.

Cash and Cash Equivalents: Cash and cash equivalents (e.g. U.S. Treasury bills) may include demand deposits and highly liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost, which approximates fair value. The Fund deposits its cash and cash equivalents with highly-rated banking corporations and, at times, may exceed the insured limits under applicable law.

3. FAIR VALUE MEASUREMENTS

The Fund utilizes various inputs to measure the fair value of its investments. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 -	Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.

Level 2 -	Significant observable inputs (including quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data).

Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of the investments) to the extent relevant observable inputs are not available, for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

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Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2023 (Unaudited)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund’s investments under the fair value hierarchy levels as of June 30, 2023:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Collateralized Loan Obligations Equity	$–	$–	$242,072,596	$242,072,596
Collateralized Loan Obligations Debt	–	–	51,588,450	51,588,450
Short Term Investments	3,500,488	–	–	3,500,488
Total	$3,500,488	$–	$293,661,046	$297,161,534

The following is a reconciliation of the fair value of investments for which the Fund has used Level 3 unobservable inputs in determining fair value as of June 30, 2023:

	Collateralized Loan	Collateralized Loan
	Obligations Equity	Obligations Debt	Total
Balance as of December 31, 2022	$238,148,256	$41,364,745	$279,513,001
Accrued discount/premium	(1,857,250)	764,427	(1,092,823)
Realized gain/(loss)	–	–	–
Change in unrealized appreciation/(depreciation)	(6,019,507)	241,432	(5,778,075)
Purchases	20,331,195	9,217,846	29,549,041
Sales proceeds	(8,530,098)	–	(8,530,098)
Transfer into Level 3	–	–	–
Transfer out of Level 3	–	–	–
Balance as of June 30, 2023	$242,072,596	$51,588,450	$293,661,046
Net change in unrealized appreciation/(depreciation) included in Statements of Operations attributable to Level 3 investments held at June 30, 2023	$(6,019,507)	$241,432	$(5,778,075)

Semi-Annual Report | June 30, 2023	21

Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2023 (Unaudited)

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of June 30, 2023:

			Unobservable	Input
Asset Class	Fair Value	Valuation Technique(s)	Input(s)(a)	Values
Collateralized Loan Obligation Equity	196,711,374	Third-party vendor pricing service*	Broker Quotes	N/A
	23,173,348	Recent Transaction	Acquisition Cost	N/A
	22,187,874	Liquidation Net Asset Value	Broker Quotes	0.11%- 95.90%
Collateralized Loan Obligations Debt	51,588,450	Third-party vendor pricing service*	Broker Quotes	N/A

*	The Fund generally uses prices provided by an independent pricing service on the valuation date as the primary basis for the fair value determinations for CLO debt and equity investments. These prices are non-binding, indicative, and may not be determinative of fair value. Each price is evaluated by the Board in conjunction with additional information compiled by the Adviser, including performance and covenant compliance.

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Broker Quotes	Increase	Decrease
Acquisition Cost	Increase	Decrease

4. INVESTMENT ADVISORY SERVICES AND OTHER AGREEMENTS

Flat Rock Global, LLC serves as the investment adviser to the Fund pursuant to the terms of an investment advisory agreement (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Adviser provides the Fund such investment advice as it deems advisable and furnishes a continuous investment program for the Fund consistent with the Fund’s investment objective and strategies. As compensation for its management services, the Fund pays the Adviser a management fee of 1.375% (as a percentage of the average daily value of total assets), paid monthly in arrears, calculated based on the average daily value of total assets during such period.

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Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2023 (Unaudited)

In addition to the management fee, the Adviser in entitled to an incentive fee. The incentive fee is calculated and payable quarterly in arrears in an amount equal to 15.0% of the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 2.00% per quarter (or an annualized hurdle rate of 8.00%), subject to a “catch-up” feature, which allows the Adviser to recover foregone incentive fees that were previously limited by the hurdle rate. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser for any administrative services provided by the Adviser and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of the Fund’s shares pursuant to the Fund’s Repurchase Program.

The calculation of the incentive fee on pre-incentive fee net investment income for each quarter is as follows:

●	No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle rate of 2.00% per quarter (or an annualized rate of 8.00%);

●	100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.352%. This portion of the Fund’s pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 2.352%) is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 15.0% on all of the Fund’s pre-incentive fee net investment income when its pre-incentive fee net investment income reaches 2.352% in any calendar quarter; and

●	15.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 2.352% in any calendar quarter is payable to the Adviser once the hurdle rate is reached and the catch-up is achieved (15.0% of all pre-incentive fee net investment income thereafter will be allocated to the Adviser).

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s Administrator and Accounting Agent and receives customary fees from the Fund for such services.

DST Systems Inc., an affiliate of ALPS, serves as transfer, dividend paying and shareholder servicing agent for the Fund.

U.S. Bank N.A. serves as the Fund’s custodian.

The Fund has entered into a Distribution Agreement with ALPS Distributors, Inc. (the “Distributor”), an affiliate of ALPS, to provide distribution services to the Fund. The Distributor serves as principal underwriter/distributor of shares of the Fund.

ALPS, DST Systems Inc., U.S. Bank N.A., and the Distributor are not considered affiliates, as defined under the 1940 Act, of the Fund.

Semi-Annual Report | June 30, 2023	23

Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2023 (Unaudited)

5. REPURCHASE OFFERS

The Fund conducts quarterly repurchase offers of 5% of the Fund’s outstanding shares. Repurchase offers in excess of 5% are made solely at the discretion of the Board and investors should not rely on any expectation of repurchase offers in excess of 5%. In the event that a repurchase offer is oversubscribed, shareholders may only be able to have a portion of their shares repurchased.

Quarterly repurchases occur in the months of March, June, September and December. A Repurchase Offer Notice will be sent to shareholders at least 21 calendar days before the Repurchase Request Deadline, which is ordinarily on the third Friday of the month in which the repurchase occurs. The repurchase price will be the Fund’s NAV determined on the repurchase pricing date, which is ordinarily expected to be the Repurchase Request Deadline. Payment for all shares repurchased pursuant to these offers will be made not later than seven calendar days after the repurchase pricing date.

During the six months ended June 30, 2023, the Fund completed two quarterly repurchase offers. In these offers, the Fund offered to repurchase 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The result of the repurchase offers were as follows:

	Repurchase	Repurchase
	Offer #1	Offer #2
Commencement Date	February 10, 2023	May 18, 2023
Repurchase Request Deadline	March 16, 2023	June 22, 2023
Repurchase Pricing Date	March 16, 2023	June 22, 2023
Amount Repurchased	$9,059,712	$8,992,336
Shares Repurchased	475,326	495,446

6. PORTFOLIO INFORMATION

Purchases and sales of securities for the six months ended June 30, 2023, excluding short-term securities, were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$30,030,150	$8,796,732

7. TAXES

Classification of Distributions

Distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP, and therefore, may differ significantly in amount or character from net investment income and realized gains for financial statement purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

24	www.flatrockglobal.com

Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2023 (Unaudited)

The tax character of distributions paid by the Fund during the fiscal year ended December 31, 2022, was as follows:

		Distributions
		paid from
Ordinary	Tax-Exempt	Long-Term	Return of
Income	Income	Capital Gain	Capital	Total
$26,473,418	$–	$790,185	$–	$27,263,603

Tax Basis of Investments

Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of June 30, 2023, with differences related to passive foreign investment companies and partnership interests, was as follows:

		Net Unrealized
Gross Appreciation	Gross Depreciation	Appreciation/	Cost of Investments for
(excess of value over tax)	(excess of tax cost over value)	(Depreciation)	Income Tax Purposes
$(9,607,596)	$(35,690,332)	$(45,297,928)	$342,542,214

8. RISK FACTORS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Fund. The Fund’s prospectus provides a detailed discussion of the Fund’s risks.

CLO Risk: Investments in CLOs carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. In addition, at the time of issuance, the CLO may not be fully invested. Until the CLO is fully invested, the debt service of the CLO may exceed the amount of interest earned from the CLO’s portfolio. Though not exclusively, the Fund will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested. The Fund may recognize phantom taxable income from its investments in the subordinated tranches of CLOs and structured notes.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than the face value of their investment.

Semi-Annual Report | June 30, 2023	25

Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2023 (Unaudited)

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could adversely affect the Fund’s operating results and cash flows.

The Fund’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to the Fund on its CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. The Fund’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on the Fund’s net assets.

Liquidity Risk: The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt, and are subject to certain transfer restrictions imposed on certain financial and other eligibility requirements on prospective transferees. Other investments the Fund may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Fund’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Fund from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

LIBOR Risk: Changes in the method of determining LIBOR, or the replacement of LIBOR with an alternative reference rate, may adversely affect the Fund’s credit arrangements and the Fund’s floating rate loans and investment securities. On July 27, 2017, the U.K. Financial Conduct Authority (“FCA”) announced that it would phase out LIBOR as a benchmark by the end of 2021. The administrator of LIBOR announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of USD LIBOR settings will no longer be published after June 30, 2023. As an alternative to LIBOR, the Federal Reserve System, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, recommended replacing U.S. dollar LIBOR with SOFR, a new index calculated by short-term repurchase agreements, backed by Treasury securities. On March 15, 2022, President Biden signed into law the Consolidated Appropriations Act of 2022, which among other things, provides for the use of interest rates based on SOFR in certain contracts currently based on LIBOR and a safe harbor from liability for utilizing SOFR-based interest rates as a replacement for LIBOR. On December 15, 2022, the Federal Reserve adopted a final rule that implements the Adjustable Rate Act (enacted as part of the Consolidated Appropriations Act of 2022) by identifying benchmark rates based on SOFR that will replace LIBOR in certain financial contracts after June 30, 2023. Effective June 30, 2023, USD LIBOR settings ceased to be published, except for the 1, 3, and 6 month settings that will continue to be published under an unrepresentative synthetic methodology until the end of September 2024. These settings will permanently cease after September 2024, and synthetic rates are not permitted for use in new products.

26	www.flatrockglobal.com

Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2023 (Unaudited)

The discontinuation of LIBOR could have a significant impact on the Fund’s business. There could be significant operational challenges for the transition away from LIBOR including, but not limited to, amending loan agreements with borrowers on investments that may have not been modified with fallback language and adding effective fallback language to new agreements in the event that LIBOR is discontinued before maturity. Beyond these challenges, the Fund anticipates there may be additional risks to the Fund’s current processes and information systems that will need to be identified and evaluated by us. Due to the uncertainty of the replacement for LIBOR, the potential effect of any such event on the Fund’s cost of capital and net investment income cannot yet be determined. There is no guarantee that a transition from LIBOR to an alternative will not result in financial market disruptions, significant increases in benchmark rates, or borrowing costs to borrowers, any of which could have a material adverse effect on the Fund’s business, result of operations, and financial condition.

Global Markets Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. For example, the COVID-19 pandemic continues to impact demand for certain goods and services, supply chains, availability of labor, and overall economic and financial stability. In addition, Russia’s ongoing military interventions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Credit Risk. The Fund is subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction, may fail, or become less able, to make timely payment of interest or principal or otherwise honor its obligations or default completely. The strategies utilized by the Adviser require accurate and detailed credit analysis of issuers, and there can be no assurance that its analysis will be accurate or complete. The Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The Fund could lose money if the issuer or guarantor of a debt security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations.

Semi-Annual Report | June 30, 2023	27

Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2023 (Unaudited)

Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Adviser may have expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress. In addition, inadequacy of collateral or credit enhancement for a debt obligation may affect its credit risk.

Although the Fund may invest in investments that the Adviser believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund.

Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as “junk bonds”). Since the Fund can invest significantly in high-yield investments considered speculative in nature and unsecured investments, this risk may be substantial. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. This risk may also be greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund’s securities, could affect the Fund’s performance.

Valuation Risk: Most of the Fund’s investments are not traded on national securities exchanges, and the Fund does not have the benefit of market quotations or other pricing data from such an exchange. Certain of the Fund’s investments will have the benefit of third-party bid-ask quotations. With respect to investments for which pricing data is not readily available or when such pricing data is deemed not to represent fair value, the Fund’s Board determines fair value using the valuation procedures approved by the Board. There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments the Fund makes.

Interest Rate Risk: Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. The Fund intends to fund portions of its investments with borrowings, and at such time, its net investment income will be affected by the difference between the rate at which it invests and the rate at which it borrows. Accordingly, the Fund cannot assure that a significant change in market interest risks will not have a material adverse effect on its net investment income.

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Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2023 (Unaudited)

9. BORROWINGS

On September 18, 2020, the Fund entered into the Credit Agreement with certain funds and accounts managed by Eagle Point Credit Management, LLC, pursuant to which the Lenders agreed to provide the Fund with a term loan of $20,000,000 and a revolver of $2,500,000. On January 5, 2021, the term loan was increased to $25,000,000 and the revolver was increased to $3,125,000. On August 16, 2021, the term loan was increased to $37,000,000 and the revolver was increased to $4,625,000. On May 31, 2022, the term loan was increased to $49,000,000 and the revolver was increased to $6,125,000. The current Credit Agreement expires on September 18, 2024.

As of June 30, 2023, the Fund had drawn down $49,000,000 from the term loan and $4,000,000 from the revolver. The maximum amount outstanding during the period was $53,000,000. The Fund is charged an interest rate of 6.90% on the initial $28,125,000 tranche and 6.00% on the second $27,000,000 tranche, provided that the Fund maintains an investment grade credit rating from a nationally recognized statistical ratings organization, which was the case for each day for the six months ended June 30, 2023. The Fund is charged a fee on the average daily unused balance of the Credit Facility of 0.75%. The average balance outstanding and weighted average interest rate for the six months ended June 30, 2023 was $49,756,906 and 6.70%, respectively.

10. MANDATORILY REDEEMABLE PREFERRED STOCK

At June 30, 2023, the Fund had issued and outstanding 2,500 shares of Series A Term Preferred Shares, and 2,000 shares of Series B Term Preferred Shares. Both the Series A and Series B Term Preferred shares have a liquidation preference of $10,000 per share plus accrued and unpaid dividends (whether or not declared). The Fund issued 2,000 and 500 shares of Series A Term Preferred Shares on October 27, 2021 and December 3, 2021, respectively. The Fund issued 2,000 shares of Series B Term Preferred Shares on January 28, 2022. The Series A Term Preferred Shares are entitled to a dividend at a rate of 6.00% per year based on the $10,000 liquidation preference before the common stock is entitled to receive any dividends. The Series B Term Preferred Shares are entitled to a dividend at a rate of 5.85% per year based on the $10,000 liquidation preference before the common stock is entitled to receive any dividends. The Series A Term Preferred Shares are redeemable at $10,000 per share plus accrued and unpaid dividends (whether or not declared) exclusively at the Fund’s option commencing on October 27, 2021 for the initial 2,000 shares issued, and December 3, 2021 for the add-on 500 shares issued. The Series B Term Preferred Shares are redeemable at $10,000 per share plus accrued and unpaid dividends (whether or not declared) exclusively at the Fund’s option commencing on January 28, 2022. Debt issuance costs related to Series A Preferred Shares of $380,131 are deferred and amortized over the period the Series A Term Preferred Shares are outstanding. Debt issuance costs related to Series B Preferred Shares of $510,000 are deferred and amortized over the period the Series B Term Preferred Shares are outstanding.

		Annual		Aggregate
	Mandatory	Dividend	Shares	Liquidation	Estimated
Series	Redemption Date	Rate	Outstanding	Preference	Fair Value
Series A	December 15, 2029	6.00%	2,500	$25,000,000	$25,000,000
Series B	March 15, 2029	5.85%	2,000	$20,000,000	$20,000,000

Semi-Annual Report | June 30, 2023	29

Flat Rock Opportunity Fund	Notes to Financial Statements
June 30, 2023 (Unaudited)

11. DISTRIBUTION REINVESTMENT PLAN

The Board approved the establishment of a distribution reinvestment plan (the “DRIP”). The DRIP was effective as of July 2, 2018, and was first applied to the reinvestment of cash distributions paid on or after, October 26, 2018.

Under the DRIP, cash distributions paid to participating stockholders are reinvested in shares at a price equal to the net asset value per share of the shares as of such date.

12. COMMITMENTS

In the normal course of business, the Fund enters into contracts that may contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

The following table represents the Fund’s unfunded commitments on CLOs held by the Fund as of June 30, 2023:

	Redemption Frequency/ Expiration Date	As of June 30, 2023
Regatta Echo CLO, Ltd.	5/12/2024	$4,400,000
		$4,400,000

13. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2020, the FASB issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments provide optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The standard is effective upon issuance and can be applied through December 31, 2022. Management is currently evaluating the impact of the optional guidance on the Fund’s financial statements and disclosures.

14. SUBSEQUENT EVENTS

The Fund has evaluated events and transactions through the date the financial statements were issued and has identified the following events for disclosure in the financial statements:

Subsequent to June 30, 2023, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
July 7, 2023	July 6, 2023	July 10, 2023	$0.221
August 9, 2023	August 8, 2023	August 10, 2023	$0.221

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Flat Rock Opportunity Fund	Additional Information
June 30, 2023 (Unaudited)

PROXY VOTING

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request by calling 1-307-500-5200, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30th is available on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files a monthly portfolio investments report with the U.S. Securities and Exchange Commission (“SEC”) on Form N-PORT within 60 days after the end of the Fund’s first and third quarters. Copies of the Fund’s Form N-PORT (and its predecessor, Form N-Q) are available without charge, upon request, by contacting the Fund at 1-307-500-5200, or on the SEC’s website at http://www.sec.gov.

PRIVACY NOTICE (Rev. Feb. 2022)

FACTS	WHAT DOES FLAT ROCK OPPORTUNITY FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	Social Security number	Purchase History
	Assets	Account Balances
	Retirement Assets	Account Transactions
	Transaction History	Wire Transfer Instructions
Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Flat Rock Core Income Fund chooses to share; and whether you can limit this sharing.

Semi-Annual Report | June 30, 2023	31

Flat Rock Opportunity Fund	Additional Information
June 30, 2023 (Unaudited)

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION		Does Flat Rock Opportunity Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus		Yes	No
For our marketing purposes — to offer our products and services to you		No	We don’t share
For joint marketing with other financial companies		No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences		No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness		No	We don’t share
For nonaffiliates to market to you		No	We don’t share
QUESTIONS?	Call (307) 500-5200

32	www.flatrockglobal.com

Flat Rock Opportunity Fund	Additional Information
June 30, 2023 (Unaudited)

WHO WE ARE
Who is providing this notice?	Flat Rock Opportunity Fund
WHAT WE DO
How does Flat Rock Opportunity Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Flat Rock Opportunity Fund collect my personal information?	We collect your personal information, for example, when you
	●	Open an account
	●	Provide account information
	●	Give us your contact information
	●	Make deposits or withdrawals from your account
	●	Make a wire transfer
	●	Tell us where to send the money
	●	Tells us who receives the money
	●	Show your government-issued ID
	●	Show your driver’s license

We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only

	●	Sharing for affiliates’ everyday business purposes – information about your creditworthiness
	●	Affiliates from using your information to market to you
	●	Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Semi-Annual Report | June 30, 2023	33

Flat Rock Opportunity Fund	Additional Information
June 30, 2023 (Unaudited)

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

	●	Flat Rock Opportunity Fund does not share with our affiliates for marketing purposes.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

	●	Flat Rock Opportunity Fund does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

	●	Flat Rock Opportunity Fund doesn’t jointly market.

34	www.flatrockglobal.com

Flat Rock Opportunity Fund	Renewal of Investment Advisory Agreement
June 30, 2023 (Unaudited)

At a meeting of the Board of Trustees (the “Board”) of Flat Rock Opportunity Fund (the “Fund”) held on February 28, 2023, the Board, including a majority of the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Fund or Flat Rock Global, LLC (the “Adviser”), considered and approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and the Adviser.

The Board relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each factor considered. The Board’s conclusions were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee might have afforded different weight to the various factors in reaching his or her conclusions with respect to the approval of the Advisory Agreement.

Nature, Extent, and Quality of Services. The Board noted that the Adviser was formed in 2016 and provided investment advisory services to registered funds and other pooled investment vehicles. The Board considered the qualifications of the key personnel servicing the Fund, in particular the qualifications of certain newly hired personnel. The Board discussed the Adviser’s robust investment process, in particular the Adviser’s experience investing in the equity tranches of collateralized loan obligations. The Board reviewed the Adviser’s compliance practices, noting that the Adviser had hired a dedicated third-party chief compliance officer during the past year. The Board considered the Adviser’s financial condition, noting that the Adviser’s assets under management have continued to increase since it commenced operations, and totaled approximately $550 million as of December 31, 2022. After discussion, the Board concluded that the Adviser had sufficient quality and depth of personnel, resources, and compliance policies and procedures essential to perform its duties under the Advisory Agreement.

Performance. The Board reviewed the performance of the Fund, noting that for the one year, and since inception periods, the Fund returned -2.15% and 10.27%, respectively. The Board considered that the Fund outperformed its peer group and benchmark index for the one year and since inception periods.

Fees and Expenses. The Board reviewed the Fund’s fees and expenses, noting that the base management fee charged by the Adviser was lower than the peer group average, and the Fund’s expense ratio was also lower than the peer group average. The Board considered the expertise of the Adviser and the specialized knowledge required to manage the Fund. The Board considered the incentive fees charged by the Adviser to the Fund and acknowledged that the fee comparison did not account for any incentive fees charged by the Adviser or the peer fund advisers. The Board discussed that the incentive fee was only payable if the Fund’s return exceed an annualized hurdle rate of 8.0%. The Board concluded that the fees were reasonable in light of the services provided by the Adviser.

Profitability. The Board noted that the Adviser profited from its relationship with the Fund during 2022. The Board considered the fees and expenses of the Fund in relation to the Fund’s profitability, and considered the knowledge and expertise of the Adviser. After deliberation, the Board concluded that the Adviser’s profits were reasonable in light of the services provided by the Adviser.

Economies of Scale. The Board discussed that the Fund was not yet experiencing economies of scale. The Board concluded that it would continue to discuss economies of scale as the Fund grew in size.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of legal counsel, the Board determined that the continuation of the Advisory Agreement was in the best interest of the Fund and its shareholders.

Semi-Annual Report | June 30, 2023	35

Must be accompanied or preceded by a Prospectus.

ALPS Distributors, Inc. is the Distributor for the Flat Rock Opportunity Fund.

(b)	Not applicable to Registrant.

Item 2. Code of Ethics.

Not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to semi-annual report.

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this report.

(b)	Not applicable to Registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual report.

(b)	Not applicable to Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act, as amended, are attached hereto as Ex99.Cert.

(a)(3)	None.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FLAT ROCK OPPORTUNITY FUND

By:	/s/ Robert K. Grunewald
Robert K. Grunewald
President and Chief Executive Officer (Principal Executive Officer)

Date:	September 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert K. Grunewald
Robert K. Grunewald
President and Chief Executive Officer (Principal Executive Officer)

Date:	September 7, 2023

By:	/s/ Ryan Ripp
Ryan Ripp
Chief Financial Officer (Principal Financial Officer)

Date:	September 7, 2023